UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  April 23, 2020

OneMain Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36129	27-3379612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 N.W. Second Street,
Evansville, Indiana 47708
(Address of principal executive offices)(Zip Code)

(812) 424-8031
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OMF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

The business of OneMain Holdings, Inc. (the “Company,” “OneMain,” “we,” “us” and “our”) is generally classified as an essential business by governmental authorities in the states in which we operate which allows us to continue originating, underwriting, and servicing personal loans to over 2.4 million customer accounts in the 44 states and hundreds of local communities where our approximately 1,500 branches are located.  As of today, the vast majority of our branches remain open, and we have activated our remote loan closing and servicing capabilities to supplement any customer service needs that may arise.

We are confident in our ability to navigate changing market conditions, given the core strengths of our business model.  Our decades of experience serving our customers through economic cycles has empowered our underwriting models with proprietary data and insights.  With $4.2 billion of cash and cash equivalents and $3.6 billion of undrawn conduit lines as of March 31, 2020, we have maintained what we believe is a conservative balance sheet, with prudent leverage, staggered maturities and diversified funding sources, which has enabled us to significantly extend our liquidity runway and have what we currently expect is sufficient available cash to maintain operations and meet upcoming maturities. In addition, our operating model allows us to dynamically move team members between loan origination and servicing activities, which we believe allows us to support customers in difficult times like these.

In connection with a potential securitization transaction, we are supplementing the risk factors contained in Item 1A of the Company’s and Springleaf Finance Corporation’s combined Annual Report on Form 10-K for the year ended December 31, 2019 (our “2019 Annual Report”), as filed with the Securities and Exchange Commission on February 14, 2020.  The following risk factor should be read with the other risk factors described in our 2019 Annual Report and the information under “Forward-Looking Statements” in our 2019 Annual Report:

The novel coronavirus outbreak is adversely affecting consumer finance businesses including OneMain.

The novel coronavirus (COVID-19) pandemic has resulted in widespread volatility and deterioration in economic conditions across the United States.    Governmental authorities have taken a number of steps to combat or slow the spread of the COVID-19 pandemic, including shutdowns of non-essential businesses, stay at home orders, social distancing measures, and other actions which have disrupted economic activity.  These disruptions have resulted in a significant reduction in the number of customers at our branch locations and lower demand for our products, which combined with our recent credit tightening has decreased our loan originations. The COVID-19 pandemic has also resulted in higher unemployment in the United States, which we expect will result in increased delinquencies and credit losses on loans outstanding.  In addition, if significant portions of our workforce are unable to work effectively as a result of the COVID-19 pandemic, there may be servicing and other disruptions to our business.

Federal, state and local governments have mandated or encouraged financial services companies to make accommodations to borrowers and other customers affected by the COVID-19 pandemic. Legal and regulatory responses to concerns about the COVID-19 pandemic could result in additional regulation or restrictions affecting the conduct of our business in the future. In April 2020, we announced programs to support customers and communities suffering from the effects of the COVID-19 pandemic, including offering reduced and deferred payment options for customers negatively impacted by COVID-19, waiving late fees for payments due March 15 through April 30, 2020, and suspending credit bureau reporting for newly delinquent accounts in March and April 2020.  All of the foregoing may adversely affect our income and other results of operations in the near term or make collection of our personal loans more difficult or reduce income received from such loans or our ability to obtain financing with respect to such loans.

The COVID-19 pandemic has also caused significant recent volatility in financial markets and adverse economic conditions and may have significant long-term adverse effects on the U.S. economy, including increased instability in capital markets, declines in business and consumer confidence, reductions in economic activity, increased unemployment and recession, any of which may adversely affect our ability to access the capital markets and could have an adverse impact on our liquidity, our income and our ability to support our operations and other negative impacts on our financial position, liquidity, results of operations and prospects. Further, sustained adverse effects from the COVID-19 pandemic may also prevent us from satisfying our regulatory and other supervisory requirements or result in downgrades in our credit ratings.

We are unable to estimate the extent of the adverse impact of the COVID-19 pandemic on our business and operations at this time.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent only management’s current beliefs regarding future events. By their nature, forward-looking statements are subject to risks, uncertainties, assumptions, and other important factors that may cause actual results, performance or achievements to differ materially from those expressed in or implied by such forward-looking statements. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. We do not undertake any obligation to update or revise these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law.

Forward-looking statements include, without limitation, statements regarding our ability to effectuate and the effectiveness of changes in strategy and operations in response to the COVID-19 pandemic, our ability to successfully navigate the current economic climate, the performance of the Company and the impact of the COVID-19 pandemic and other statements concerning future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Statements preceded by, followed by or that otherwise include the words “anticipates,” “appears,” “are likely,” “believes,” “estimates,” “expects,” “foresees,” “intends,” “plans,” “projects,” and similar expressions or future or conditional verbs such as “would,” “should,” “could,” “may,” or “will” are intended to identify forward-looking statements. Important factors that could cause actual results, performance or achievements to differ materially from those expressed in or implied by forward-looking statements include, without limitation, the following: adverse changes in general economic conditions, including the interest rate environment and the financial markets; the ongoing impact of the COVID-19 pandemic, including, without limitation, its impact on economic and financial markets, potential regulatory actions related to consumer relief, changes in consumer behaviors and modifications to the Company’s operations relating thereto; and other risks and uncertainties described in the “Risk Factors” and “Management’s Discussion and Analysis” sections of the Company’s 2019 Annual Report and in the Company’s other filings with the Securities and Exchange Commission from time to time.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this document and in the reports we file with the Securities and Exchange Commission, including our 2019 Annual Report, that could cause actual results to differ before making an investment decision to purchase our securities. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEMAIN HOLDINGS, INC.

	By:	/s/ Micah R. Conrad
	Name:	Micah R. Conrad
	Title:	Executive Vice President and Chief Financial Officer

Date: April 23, 2020